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Oppenheimer
Quest Balanced Value FundSM

[LOGO OF OPPENHEIMER FUNDS]

REPORT HIGHLIGHTS

Fund Objective

Oppenheimer Quest Balanced Value FundSM seeks a combination of growth of capital and investment income. The Fund’s primary objective is growth of capital.

CONTENTS

1	President’s Letter
3	An Interview with Your Fund’s Manager
9	Financial Statements
28	Officers and Trustees

Cumulative Total Returns*
	For the Six-Month Period
	Ended 4/30/01
	Without	With
	Sales Chg.	Sales Chg.

Class A	9.09%	2.82%

Class B	8.81	3.81

Class C	8.84	7.84

Class Y	9.40

Average Annual Total Returns*

	For the 1-Year Period
	Ended 4/30/01
	Without	With
	Sales Chg.	Sales Chg.

Class A	16.35%	9.65%

Class B	15.63	10.63

Class C	15.66	14.66

Class Y	17.40

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

*See Notes on page 7 for further details.

PRESIDENT’S LETTER

Dear Shareholder,

[PHOTO OF BRIDGET A. MACASKILL]

Bridget A. Macaskill
President
Oppenheimer Quest
Balanced Value Fund

As we approach the midpoint of 2001, the best policy in this investment landscape appears to be “proceed with care, but remain open to opportunity.” The U.S. economy has experienced a slowdown, which has provided a healthy restraint on inflation and helped relax a tightening job market. It has created a challenging climate for American workers, businesses and investors, but it has also sown the seeds of opportunity for the period ahead.

     Although the stock market has experienced considerable volatility, major market indices have recovered a significant percentage of their losses from 2000. The focus appears to have shifted from untested companies that drew high investor expectations but had zero or negative earnings toward good, solid companies that are worth owning for the long term. Overall market valuations are far more realistic than they were one year ago.

     The U.S. bond market has been helped by declining interest rates and a rotation of investor interest from stocks to bonds. An increase in bank credit has also helped eliminate some of the risk in the high yield and investment-grade corporate bond market. As a result, both high yield and corporate bonds have performed well in 2001. After a strong showing in 2000, U.S. Treasury bonds have also delivered positive returns this year.

     If you have been unsettled by the market’s recent volatility, it may help to think about the events of the past six months in a broader context: Consider, for example, that the average U.S. diversified actively managed equity fund performed better than the S&P 500 Index.1 The stock market segments hardest hit over the past year are the same ones that enjoyed the strongest gains over the previous four years. And during the past year, value stocks have outperformed growth stocks by a wide margin.2

     In fact, the lessons provided by a volatile and difficult market reinforce many of the basic investment principles that we have discussed in this letter from time to time: the importance of continuing to add to your investments regardless of the market3 ; the danger of pulling out of your investments and locking in losses

1 | OPPENHEIMER QUEST BALANCED VALUE FUND

PRESIDENT’S LETTER

rather than assessing each investment from the perspective of your overall goals; the wisdom of diversification, the time-honored strategy of spreading risk among various asset classes, industry groups and investment styles; the value of adding an investment in an asset class you don’t own, especially if valuations are attractive.

     Although it is likely that the financial markets will experience many changes before this cycle of volatility runs its course, we believe that the worst may be behind us. Your financial advisor can answer your questions about the markets and about diversification, and we can help by providing a broad menu of investment choices from OppenheimerFunds. While news from many industries and companies has been of layoffs and cutbacks, we think it is important for you to know that we continue to add to our resources, to develop our technological capabilities and to support our staff of award-winning investment managers. It is difficult to know where the markets are headed next, but we can assure you that our commitment to investment excellence has never been stronger.

Sincerely,

/s/ Bridget Macaskill

Bridget A. Macaskill
May 21, 2001

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow. Stocks and bonds have different types of investment risks; for example, stocks are subject to price changes from market volatility and other factors and bonds are subject to credit and interest rate risks. High yield bonds are subject to greater risks of default than investment grade bonds. U.S. Treasury securities, unlike corporate bonds, are backed by the full faith and credit of the U.S. Government.

1. For the six-month period ended 4/30/01, the average U.S. diversified actively managed equity fund produced a return of –9.83% while the S&P 500 Index generated a return of –12.07%. Source of data: Lipper Inc. The index comparison does not depict the performance of any Oppenheimer funds. Indices cannot be purchased directly by investors.
2. For the one-year period ended 4/30/01, the S&P BARRA Value Index produced a return of 6.35% while the S&P BARRA Growth Index generated a return of –29.16%. Source of data: Standard & Poor’s Micropal Inc.
3. Please note, however, that automatic investing does not assure a profit or protect against losses in declining markets.

2 | OPPENHEIMER QUEST BALANCED VALUE FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

Q. How did Oppenheimer Quest Balanced Value Fund perform during the six months that ended April 30, 2001?

A. In an environment that proved increasingly difficult for markets in general, we were extremely pleased with the Fund’s performance. The Fund outperformed its benchmark, the S&P 500 Index, over the reporting period.1 In addition, the Fund’s Class A shares placed in the top quartile of its peer group—ranking it 11 of 470, 2 of 382 and 2 of 261 balanced funds for the one-, three- and five-year periods ended April 30, 2001, respectively, by Lipper, Inc.2 Finally, the Fund’s Class A shares received a 5-star (*****) overall rating from Morningstar, Inc. for the combined three- and five-year periods ended April 30, 2001, among 4,231 and 2,619 domestic stock funds, respectively.3

Why did the market prove so challenging during the period?

[PHOTO]

Portfolio Management
Team (l to r)
Jolene Mirenna
Colin Glinsman
(Portfolio Manager)

The slowing U.S. economy, characterized by reduced capital spending, declining manufacturing activity, rising unemployment, mounting profit warnings and waning consumer confidence, contributed to the widespread malaise among investors. While the damage initially had been confined to the previously overheated technology, telecommunications and media sectors, by period-end, virtually no group escaped unharmed. With the

1. Oppenheimer Quest Balanced Value Fund’s Class A shares returned a 9.09% cumulative total return (not annualized and without sales charge) during the six-month reporting period ended April 30, 2001, while the S&P 500 Index returned –22.68% during the same period.
2. Source of data: Lipper, Inc. 4/30/01. Lipper rankings are based on the comparisons between changes in net asset value without considering sales charges, with dividends and capital gains distributions reinvested.
3. Morningstar, Inc. rates mutual funds in broad investment classes, based on risk adjusted returns after considering sales charges and expenses. Return and risk are measured as performance above and below 90-day U.S.Treasury bill returns, respectively. Overall star rating is the combined 3-, 5-, and 10-year (if applicable) ratings for a fund or class and is subject to change monthly.Top 10% of rated funds received 5 stars; next 22.5% received 4 stars.The Fund’s ratings were 5 stars (3-year) and 5 stars (5-year) weighted 40%/60% respectively.A fund’s Morningstar rating is a relative ranking of the fund within its peer group and does not necessarily mean that the fund had high total returns. Past performance does not guarantee future results.

3 | OPPENHEIMER QUEST BALANCED VALUE FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

“Regardless of the market climate, our value-oriented strategy stresses quality companies with strong management and significant competitive advantages.”

technology-laden Nasdaq Composite Index already in the throes of a bear market, the blue-chip Dow Jones Industrial Average and the broader S&P 500 Index also joined in, both falling 20% from last year’s record highs during the period.

     Although Federal Reserve Chairman Alan Greenspan diagnosed the slowdown as a relatively short-term reaction to excess inventory in the manufacturing sector, he nonetheless took proactive steps to resuscitate the flagging economy. The Federal Reserve lowered interest rates by one-half point four times between January and April, including two surprise cuts. March’s less-than-expected reduction, however, clearly disappointed investors, who sent the market into a tailspin. Yet as the period came to a close, stocks rebounded as investors sensed that the worst might be behind them.

How was the Fund managed in this volatile environment?

Regardless of the market climate, we remain committed to our value-oriented strategy. First and foremost, we stress the quality of the companies we invest in, taking into account the breadth of their management strength as well as their competitive advantages. Furthermore, we look for businesses that are well established and have a history of strong balance sheets and high returns on capital. These returns are particularly important because they illustrate the effectiveness with which a management team builds value for its shareholders. This, in turn, led us to uncover companies whose true value was underappreciated and overlooked by the market, and that were thus selling for less than what we believe they are actually worth.

     Severe volatility during the period convinced us to take a fairly defensive stance with respect to our asset allocation and security selection. At period-end, approximately 60% of Fund assets were invested in stocks, 30% in bonds and 10% in cash and cash equivalents. Stocks, our largest asset class, were selected primarily for their potential to demonstrate sustainable earnings growth and cash flow generation. Although the Fund’s sector weightings are typically a by-product of our investment

4 | OPPENHEIMER QUEST BALANCED VALUE FUND

Average Annual
Total Returns with
Sales Charge
For the Periods Ended 3/31/01[4]
Class A		Since
1-Year	5-Year	Inception

5.67%	17.66%	15.44%
Class B		Since
1-Year	5-Year	Inception

6.41%	18.17%	16.95%
Class C		Since
1-Year	5-Year	Inception

10.44%	18.37%	16.73%

Cumulative
Total Returns
For the Period
from 5/1/00 to 3/31/01[4]

Class Y		14.22%

process, we tended to gravitate toward high quality financial services and consumer staples stocks. Our rationale for doing so was our belief that financial stocks would benefit from a lower interest rate environment, while consumer staples, such as food and household products, would be less sensitive to changes in the economy. In addition, we took opportunities to build positions in select leading technology stocks that may have been indiscriminately oversold.

Which stocks contributed most to the Fund’s performance?

In what was clearly a stock-by-stock market, defensive names proved to be solid performers. Freddie Mac, a quasi-government agency that securitizes and guarantees residential mortgages, benefited as the housing market held up and lower interest rates bolstered refinancing activity. Integrated oil company Texaco, Inc. gained on rising oil prices and the firm’s efforts to expand exploration and production. As for detractors, fast-food leader McDonald’s Corp. traded lower on concerns over the spread of Mad Cow disease in Europe.

How did the Fund’s fixed income investments perform?

We identified compelling value in the bond markets, particularly among Treasury inflation-indexed securities (TIPS) and high yield bonds. TIPS, one of the few “safe” havens amid dramatic market pullbacks, offered respectable yields with the added benefit of protection against inflation. High yield bonds, shunned in recent years by investors, provided impressive yields at very attractive valuations. Both helped to moderate the effects of volatility while contributing to the Fund’s overall performance.

What is your outlook for the future?

In contrast to recent conditions, a lower interest rate environment coupled with the potential fiscal stimulus of the pending federal tax cut could bode well for the economy as well as the defensive stocks we favor. In keeping with our investment philosophy, we will continue to focus on fundamentally sound,

4. See notes on page 7 for further details.

5 | OPPENHEIMER QUEST BALANCED VALUE FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

undervalued companies whose individual merits are consistent with realistic expectations. Maintaining this discipline is a key reason why Oppenheimer Quest Balanced Value Fund is an important part of The Right Way to Invest.

Portfolio Allocation5

[GRAPH]

Stocks	59.7%
Bonds	29.7
Cash equivalents	10.6

Top Ten Common Stock Holdings6

Freddie Mac	6.2%

John Hancock Financial Services, Inc.	3.5

Kroger Co.	3.4

FleetBoston Financial Corp.	2.8

McDonald’s Corp.	2.7

WorldCom, Inc.	2.5

Willamette Industries, Inc.	2.5

CVS Corp.	2.4

Agere Systems, Inc.	2.0

SBC Communications, Inc.	1.9

Top Five Common Stocks Industries[6]

Diversified Financial	10.4%

Food & Drug Retailers	5.8

Healthcare/Drugs	4.5

Telecommunications: Long Distance	4.2

Oil: Domestic	3.6

5. Portfolio is subject to change. Percentages are as of April 30, 2001, and are based on total market value of investments.
6. Portfolio is subject to change. Percentages are as of April 30, 2001, and are based on net assets.

6 | OPPENHEIMER QUEST BALANCED VALUE FUND

NOTES

In reviewing performance and rankings, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market fluctuations, the Fund’s performance may be subject to substantial fluctuations and current performance may be less than the results shown. For monthly updates on the Fund’s performance, visit our website, www.oppenheimerfunds.com.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not show the effects of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about Oppenheimer Quest Balanced Value Fund including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048, or visit the OppenheimerFunds Internet website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Class A shares were first publicly offered on 11/1/91. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%. The Fund’s maximum sales charge for Class A shares was lower prior to 11/24/95, so actual performance may have been higher. Class A shares are subject to a maximum annual 0.15% asset-based sales charge. There is a voluntary waiver of a portion of the Class A asset-based sales charge as described in the Prospectus.

Class B shares were first publicly offered on 9/1/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charges of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the “life of class” return for Class B does not include any contingent deferred sales charge on redemptions and uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares were first publicly offered on 9/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. For that reason, no performance information on Class N shares is included in this report. Class N shares are offered only through retirement plans. Class N shares are subject to an annual 0.25% asset-based sales charge.

Class Y shares were first publicly offered on 5/1/00. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the different calculations of performance is in the Fund’s Statement of Additional Information.

7 | OPPENHEIMER QUEST BALANCED VALUE FUND

Financials

8 | OPPENHEIMER QUEST BALANCED VALUE FUND

STATEMENT OF INVESTMENTS April 30,2001 / Unaudited
		Market Value
	Shares	See Note 1

Common Stocks—59.3%

Basic Materials—2.8%

Metals—0.3%
Freeport-McMoRan Copper & Gold, Inc., Cl. B	600,000	$8,496,000

Paper—2.5%
Willamette Industries, Inc.	1,600,000	77,840,000

Capital Goods—0.8%

Manufacturing—0.8%
Jabil Circuit, Inc.[1]	906,300	26,318,952

Communication Services—6.1%

Telecommunications-Long Distance—4.2%
Sprint Corp. (Fon Group)	2,522,700	53,935,326

WorldCom, Inc.[1]	4,400,000	80,300,000

		134,235,326

Telephone Utilities—1.9%
SBC Communications, Inc.	1,500,000	61,875,000

Consumer Cyclicals—1.6%

Leisure & Entertainment—1.1%
Mattel, Inc.	2,100,000	33,915,000

Retail: General—0.5%
Dollar General Corp.	1,000,000	16,500,000

Consumer Staples—10.3%

Broadcasting—0.5%
Clear Channel Communications, Inc.[1]	269,000	15,010,200

Entertainment—2.7%
McDonald’s Corp.	3,100,000	85,250,000

Food & Drug Retailers—5.8%
CVS Corp.	1,306,800	77,035,860

Kroger Co.[1]	4,800,000	108,432,000

		185,467,860

Household Goods—1.3%
Gillette Co.	1,400,000	39,704,000

Energy—5.5%

Energy Services—1.9%
Halliburton Co.	1,400,000	60,494,000

Oil: Domestic—3.6%
Chevron Corp.	600,000	57,936,000

Texaco, Inc.	800,000	57,824,000

		115,760,000

Financial—14.0%

Banks—2.8%
FleetBoston Financial Corp.	2,300,000	88,251,000

9 | OPPENHEIMER QUEST BALANCED VALUE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued
		Market Value
	Shares	See Note 1

Diversified Financial—10.4%
Freddie Mac	3,000,000	$197,400,000

John Hancock Financial Services, Inc.	3,000,000	111,450,000

Morgan Stanley Dean Witter & Co.	350,000	21,976,500

		330,826,500

Insurance—0.8%
American General Corp.	600,000	26,166,000

Healthcare—4.5%

Healthcare/Drugs—4.5%
American Home Products Corp.	500,000	28,875,000

Pfizer, Inc.	1,300,000	56,290,000

Schering-Plough Corp.	1,500,000	57,810,000

		142,975,000

Technology—11.8%

Computer Hardware—2.9%
Dell Computer Corp.[1]	1,300,000	34,112,000

EMC Corp.[1]	500,000	19,800,000

Sun Microsystems, Inc.[1]	2,200,000	37,664,000

		91,576,000

Computer Software—3.0%
Microsoft Corp.[1]	800,000	54,200,000

Sabre Holdings Corp.[1]	800,693	39,922,553

		94,122,553

Communications Equipment—2.7%
Agere Systems, Inc.[1]	9,068,000	63,476,000

Cisco Systems, Inc.[1]	1,225,000	20,800,500

		84,276,500

Electronics—3.2%
Analog Devices, Inc.[1]	750,000	35,482,500

Applied Materials, Inc.[1]	757,100	41,337,660

Texas Instruments, Inc.	650,000	25,155,000

		101,975,160

Utilities—1.9%

Electric Utilities—1.5%
Exelon Corp.	700,000	48,335,000

Gas Utilities—0.4%
NiSource, Inc.	400,000	11,908,000

Total Common Stocks (Cost $1,636,382,152)		1,881,278,051

10 | OPPENHEIMER QUEST BALANCED VALUE FUND

		Market Value
	Shares	See Note 1

Preferred Stocks—0.2%
Freeport-McMoRan Copper & Gold, Inc., 7% Cum. Cv., Non-Vtg.
(Depository shares each representing 0.05 shares of step-up)
(Cost $8,173,336)	506,400	$7,889,712
	Principal
	Amount

U.S. Government Obligations—18.6%
Tennessee Valley Authority Inflationary Bonds, 3.375%, 1/15/07[2]	$58,800,850	58,403,356

U.S. Treasury Bonds, 5.25%, 2/15/29	34,000,000	30,981,922

U.S. Treasury Inflationary Index Bonds., 3.875%, 4/15/29[2]	160,386,000	170,610,768

U.S. Treasury Inflationary Index Nts., 3.875%, 1/15/09[2]	183,279,510	190,897,156

U.S. Treasury Nts.:
5.75%, 11/15/05	32,450,000	33,580,688
5.75%, 8/15/10	7,000,000	7,178,220
5.875%, 11/15/04	4,050,000	4,196,796
5.875%, 11/30/01	4,250,000	4,294,413
6%, 8/15/09	72,000,000	75,089,448
6.75%, 5/15/05	14,000,000	14,971,768

Total U.S. Government Obligations (Cost $547,979,747)		590,204,535

Non-Convertible Corporate Bonds and Notes—10.9%

Capital Goods—1.0%

Manufacturing—1.0%
Textron, Inc., 6.75% Unsec. Nts., 9/15/02	32,400,000	33,002,996

Communication Services—1.9%

Telecommunications: Long Distance—1.9%
France Telecom:
7.75% Unsec. Nts., 3/1/11[3]	9,445,000	9,616,125
8.50% Unsec. Bonds, 3/1/31[3]	9,445,000	9,762,673

Williams Communications Group, Inc. Trust,
8.25% Sr. Unsec. Nts., 3/15/04[3]	42,575,000	42,359,102

		61,737,900

Consumer Cyclicals—2.5%

Autos & Housing—1.1%
General Motors Acceptance Corp., 6.75% Nts., 1/15/06	33,775,000	34,169,560

Retail: General—1.4%
J.C. Penney Co., Inc.:
7.375% Nts., 6/15/04	16,975,000	15,289,773
7.40% Nts., 4/1/37	34,000,000	28,332,268

		43,622,041

Consumer Staples—0.8%

Food & Drug Retailers—0.6%
Safeway, Inc., 7% Nts., 9/15/02	18,500,000	18,867,780

Household Goods—0.2%
Playtex Family Products Corp., 9% Sr. Sub. Nts., 12/15/03	5,500,000	5,555,000

11 | OPPENHEIMER QUEST BALANCED VALUE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued
	Principal	Market Value
	Amount	See Note 1

Financial—3.6%

Diversified Financial—2.5%
Conseco Financing Trust II, 8.70% Unsec. Capital Securities, 11/15/26	$51,155,000	$33,506,525

Conseco Financing Trust III, 8.796% Bonds, 4/1/27	41,990,000	27,503,450

Duke Capital Corp., 7.50% Bonds, 10/1/09	11,500,000	11,991,234

Textron Financial Corp., 7.125% Nts., 12/9/04	5,800,000	5,946,839

		78,948,048

Insurance—1.1%
AFLAC, Inc., 6.50% Sr. Unsec. Nts., 4/15/09	26,900,000	26,438,504

Conseco, Inc., 6.80% Unsec. Nts., 6/15/05	8,000,000	6,920,000

		33,358,504

Healthcare—1.1%

Healthcare/Supplies & Services—1.1%
PharMerica, Inc., 8.375% Sr. Sub. Nts., 4/1/08	11,250,000	11,025,000

Tenet Healthcare Corp.:
8% Sr. Nts., 1/15/05	21,150,000	21,996,000
8.625% Sr. Unsec. Nts., 12/1/03	2,500,000	2,594,147

		35,615,147

Total Non-Convertible Corporate Bonds and Notes (Cost $360,726,017)		344,876,976

Convertible Corporate Bonds and Notes—0.1%
Hyperion Solutions Corp., 4.50% Cv. Unsec. Debs., 3/15/05 (Cost $3,911,615)	4,000,000	3,280,000

Short-Term Notes—10.6%
American Express Credit Corp.:
4.75%, 5/21/01	50,000,000	49,868,056
5.32%, 5/1/01	21,257,000	21,257,000

Federal National Mortgage Assn., 4.75%, 5/11/01	35,000,000	34,953,819

Ford Motor Credit Co.:
4.21%, 5/30/01	22,877,000	22,799,415
4.45%, 5/14/01	39,849,000	39,784,965

General Electric Capital Services, 4.92%, 5/10/01	22,207,000	22,179,685

General Motors Acceptance Corp., 4.36%, 5/23/01	22,201,000	22,141,847

Household Finance Corp.:
4.32%, 5/1/01	34,121,000	34,121,000
4.42%, 5/18/01	47,614,000	47,514,619

Wells Fargo & Co., 4.33%, 5/29/01	40,812,000	40,674,554

Total Short-Term Notes (Cost $335,294,960)		335,294,960

Total Investments, at Value (Cost $2,892,467,827)	99.7%	3,162,824,234

Other Assets Net of Liabilities	0.3	11,084,763

Net Assets	100.0%	$3,173,908,997

12 | OPPENHEIMER QUEST BALANCED VALUE FUND

Footnotes to Statement of Investments

1. Non-income-producing security.
2. Denotes an inflation-indexed security: coupon and principal are indexed to the consumer price index.
3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended.These securities have been determined to be liquid under guidelines established by the Board of Trustees.These securities amount to $61,737,900 or 1.95% of the Fund’s net assets as of April 30, 2001.

See accompanying Notes to Financial Statements.

13 | OPPENHEIMER QUEST BALANCED VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited

April 30, 2001

Assets
Investments, at value (cost $2,892,467,827)—see accompanying statement	$3,162,824,234

Cash	27,443

Receivables and other assets:
Shares of beneficial interest sold	35,915,377
Interest and dividends	12,849,006
Other	103,311

Total assets	3,211,719,371

Liabilities
Payables and other liabilities:
Investments purchased	32,711,669
Shares of beneficial interest redeemed	3,770,008
Distribution and service plan fees	590,782
Trustees’ compensation	236,243
Transfer and shareholder servicing agent fees	19,458
Other	482,214

Total liabilities	37,810,374

Net Assets	$3,173,908,997

Composition of Net Assets
Par value of shares of beneficial interest	$1,831,788

Additional paid-in capital	2,930,206,036

Overdistributed net investment income	(17,387,101)

Accumulated net realized loss on investment transactions	(11,098,133)

Net unrealized appreciation on investments	270,356,407

Net Assets	$3,173,908,997

14 | OPPENHEIMER QUEST BALANCED VALUE FUND

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,331,218,519 and 76,621,021 shares of beneficial interest outstanding)	$17.37
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$18.43

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,263,677,765 and 73,083,824 shares of beneficial interest outstanding)	$17.29

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $472,782,405 and 27,344,496 shares of beneficial interest outstanding)	$17.29

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $701,231 and 40,396 shares of beneficial interest outstanding)	$17.36

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $105,529,077 and 6,089,041 shares of beneficial interest outstanding)	$17.33

See accompanying Notes to Financial Statements.

15 | OPPENHEIMER QUEST BALANCED VALUE FUND

STATEMENT OF OPERATIONS Unaudited

For the Six Months Ended April 30, 2001

Investment Income
Interest	$31,802,781

Dividends	9,533,986

Total income	41,336,767

Expenses
Management fees	10,813,701

Distribution and service plan fees:
Class A	2,219,791
Class B	5,109,865
Class C	1,893,972
Class N	66

Transfer and shareholder servicing agent fees:
Class A	656,931
Class B	603,399
Class C	223,357
Class N	8
Class Y	16,782

Shareholder reports	390,950

Custodian fees and expenses	59,292

Trustees’ compensation	56,052

Other	903,032

Total expenses	22,947,198
Less expenses paid indirectly	(21,393)

Net expenses	22,925,805

Net Investment Income	18,410,962

Realized and Unrealized Gain (Loss)
Net realized loss on investments	(8,482,778)

Net change in unrealized appreciation on investments	218,723,379

Net realized and unrealized gain	210,240,601

Net Increase in Net Assets Resulting from Operations	$228,651,563

See accompanying Notes to Financial Statements.

16 | OPPENHEIMER QUEST BALANCED VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months
	Ended	Year Ended
	April 30, 2001	October 31,
	(Unaudited)	2000

Operations
Net investment income	$18,410,962	$42,735,244

Net realized gain (loss)	(8,482,778)	57,872,248

Net change in unrealized appreciation (depreciation)	218,723,379	13,242,015

Net increase in net assets resulting from operations	228,651,563	113,849,507

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(26,811,067)	(17,543,827)
Class B	(18,353,153)	(10,102,062)
Class C	(6,619,532)	(3,988,979)
Class N	(4)	—
Class Y	(386,962)	(153)

Distributions from net realized gain:
Class A	(18,816,718)	(22,769,050)
Class B	(17,273,690)	(19,818,961)
Class C	(6,317,572)	(7,666,158)
Class N	—	—
Class Y	(5,528)	—

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial
interest transactions:
Class A	248,567,584	112,910,940
Class B	282,939,466	111,351,592
Class C	110,480,882	24,570,641
Class N	692,807	—
Class Y	102,156,669	136,170

Net Assets
Total increase	878,904,745	280,929,660

Beginning of period	2,295,004,252	2,014,074,592

End of period including undistributed (overdistributed) net
investment income of $(17,387,101) and $16,372,655, respectively	$3,173,908,997	$2,295,004,252

See accompanying Notes to Financial Statements.

17 | OPPENHEIMER QUEST BALANCED VALUE FUND

FINANCIAL HIGHLIGHTS

	Six Months					Year
	Ended					Ended
April 30, 2001						Oct. 31,
Class A	(Unaudited)	2000	1999	1998	1997	1996[1]

Per Share Operating Data
Net asset value, beginning of period	$16.66	$16.41	$15.50	$13.99	$12.48	$10.92

Income from investment operations:
Net investment income	.18	.36	.21	.26	.20	.23
Net realized and unrealized gain	1.26	.55	2.88	3.24	2.65	2.05

Total income from investment operations	1.44	.91	3.09	3.50	2.85	2.28

Dividends and/or distributions
to shareholders:
Dividends from net investment income	(.43)	(.28)	(.26)	(.20)	(.19)	(.22)
Distributions from net realized gain	(.30)	(.38)	(1.92)	(1.79)	(1.15)	(.50)

Total dividends and/or distributions
to shareholders	(.73)	(.66)	(2.18)	(1.99)	(1.34)	(.72)

Net asset value, end of period	$17.37	$16.66	$16.41	$15.50	$13.99	$12.48

Total Return, at Net Asset Value[2]	9.09%	5.78%	21.48%	27.91%	25.18%	21.84%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,331,219	$1,027,560	$899,084	$135,821	$79,751	$49,322

Average net assets (in thousands)	$1,121,514	$1,020,483	$454,409	$103,244	$61,618	$43,428

Ratios to average net assets:[3]
Net investment income	1.77%	2.24%	1.81%	2.07%	1.68%	2.03%
Expenses	1.47%	1.45%	1.51%	1.55%[4]	1.58%[4]	1.90%[4]

Portfolio turnover rate	44%	105%	58%	165%	89%	124%

1. On November 22,1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

18 | OPPENHEIMER QUEST BALANCED VALUE FUND

	Six Months					Year
	Ended					Ended
	April 30, 2001					Oct. 31,
Class B	(Unaudited)	2000	1999	1998	1997	1996[1]

Per Share Operating Data
Net asset value, beginning of period	$16.52	$16.28	$15.40	$13.92	$12.42	$10.88

Income from investment operations:
Net investment income	.12	.25	.14	.19	.15	.17
Net realized and unrealized gain	1.27	.55	2.84	3.20	2.62	2.03

Total income from investment operations	1.39	.80	2.98	3.39	2.77	2.20

Dividends and/or distributions
to shareholders:
Dividends from net investment income	(.32)	(.18)	(.18)	(.12)	(.12)	(.16)
Distributions from net realized gain	(.30)	(.38)	(1.92)	(1.79)	(1.15)	(.50)

Total dividends and/or distributions
to shareholders	(.62)	(.56)	(2.10)	(1.91)	(1.27)	(.66)

Net asset value, end of period	$17.29	$16.52	$16.28	$15.40	$13.92	$12.42

Total Return, at Net Asset Value[2]	8.81%	5.10%	20.84%	27.08%	24.55%	21.07%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,263,678	$925,476	$801,485	$60,807	$25,609	$13,175

Average net assets (in thousands)	$1,033,139	$873,470	$355,797	$39,165	$19,230	$10,097

Ratios to average net assets:[3]
Net investment income	1.17%	1.64%	1.21%	1.53%	1.09%	1.40%
Expenses	2.07%	2.06%	2.10%	2.15%[4]	2.17%[4]	2.53%[4]

Portfolio turnover rate	44%	105%	58%	165%	89%	124%

1. On November 22,1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

19 | OPPENHEIMER QUEST BALANCED VALUE FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended April 30 ,2001 (Unaudited)	2000	1999	1998	1997	Year Ended Oct. 31, 1996[1]

Per Share Operating Data
Net asset value, beginning of period	$16.51	$16.27	$15.40	$13.92	$12.43	$10.89

Income from investment operations:
Net investment income	.12	.25	.15	.18	.15	.17
Net realized and unrealized gain	1.27	.55	2.83	3.21	2.62	2.02

Total income from investment operations	1.39	.80	2.98	3.39	2.77	2.19

Dividends and/or distributions
to shareholders:

Dividends from net investment income	(.31)	(.18)	(.19)	(.12)	(.13)	(.15)
Distributions from net realized gain	(.30)	(.38)	(1.92)	(1.79)	(1.15)	(.50)

Total dividends and/or distributions
to shareholders	(.61)	(.56)	(2.11)	(1.91)	(1.28)	(.65)

Net asset value, end of period	$17.29	$16.51	$16.27	$15.40	$13.92	$12.43

Total Return, at Net Asset Value[2]	8.84%	5.10%	20.80%	27.12%	24.51%	20.97%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$472,782	$341,824	$313,506	$20,910	$6,687	$2,809

Average net assets (in thousands)	$382,957	$336,336	$139,356	$11,598	$4,724	$2,200

Ratios to average net assets:[3]
Net investment income	1.17%	1.64%	1.21%	1.60%	1.09%	1.40%
Expenses	2.07%	2.06%	2.10%	2.15%[4]	2.17%[4]	2.53%[4]

Portfolio turnover rate	44%	105%	58%	165%	89%	124%

1. On November 22,1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

20 | OPPENHEIMER QUEST BALANCED VALUE FUND

	Class N		Class Y
	Period	Six Months	Period
	Ended	Ended	Ended
	April 30, 2001[1]	April 30, 2001	Oct. 31,
	(Unaudited)	(Unaudited)	2000[2]

Per Share Operating Data
Net asset value, beginning of period	$16.84	$16.67	$15.65

Income from investment operations:
Net investment income	.06	.48	.15
Net realized and unrealized gain	.52	1.00	.99

Total income from investment operations	.58	1.48	1.14

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.06)	(.52)	(.12)
Distributions from net realized gain	—	(.30)	—

Total dividends and/or distributions to shareholders	(.06)	(.82)	(.12)

Net asset value, end of period	$17.36	$17.33	$16.67

Total Return, at Net Asset Value[3]	3.45%	9.40%	7.32%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$701	$105,529	$144

Average net assets (in thousands)	$85	$34,570	$32

Ratios to average net assets:[4]
Net investment income	1.40%	1.88%	2.46%
Expenses	1.47%	1.05%	0.98%

Portfolio turnover rate	44%	44%	105%

1. For the period from March 1, 2001 (inception of offering) to April 30, 2001.
2. For the period from May 1, 2000 (inception of offering) to October 31, 2000.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

21 | OPPENHEIMER QUEST BALANCED VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited

1. Significant Accounting Policies

Oppenheimer Quest Balanced Value Fund (the Fund), a series of Oppenheimer Quest For Value Funds, is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek a combination of growth of capital and investment income. The Fund’s investment advisor is OppenheimerFunds, Inc. (the Manager). The Manager has entered into a sub-advisory agreement with OpCap Advisors.

     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term “money market type” debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

22 | OPPENHEIMER QUEST BALANCED VALUE FUND

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan for the Fund’s independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended April 30, 2001, a provision of $18,327 was made for the Fund’s projected benefit obligations and payments of $6,482 were made to retired trustees, resulting in an accumulated liability of $236,005 as of April 30, 2001.

     The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

23 | OPPENHEIMER QUEST BALANCED VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended April 30, 2001[1]		Year Ended October 31, 2000[2]
	Shares	Amount	Shares	Amount

Class A
Sold	20,729,256	$347,065,833	43,943,603	$691,390,182
Dividends and/or distributions
reinvested	2,446,839	38,808,061	2,250,576	35,496,341
Redeemed	(8,250,236)	(137,306,310)	(39,287,912)	(613,975,583)

Net increase	14,925,859	$248,567,584	6,906,267	$112,910,940

Class B
Sold	19,385,269	$323,035,907	26,123,757	$408,575,609
Dividends and/or distributions
reinvested	1,939,237	30,586,856	1,767,287	27,770,767
Redeemed	(4,265,686)	(70,683,297)	(21,108,052)	(324,994,784)

Net increase	17,058,820	$282,939,466	6,782,992	$111,351,592

Class C
Sold	8,006,993	$133,602,605	10,628,869	$165,996,553
Dividends and/or distributions
reinvested	683,374	10,781,897	684,150	10,744,678
Redeemed	(2,047,278)	(33,903,620)	(9,881,441)	(152,170,590)

Net increase	6,643,089	$110,480,882	1,431,578	$24,570,641

Class N
Sold	40,553	$695,505	—	$—
Dividends and/or distributions
reinvested	—	—	—	—
Redeemed	(157)	(2,698)	—	—

Net increase	40,396	$692,807	—	$—

Class Y
Sold	6,425,050	$107,931,308	10,078	$159,209
Dividends and/or distributions
reinvested	23,348	392,436	9	145
Redeemed	(367,965)	(6,167,075)	(1,479)	(23,184)

Net increase	6,080,433	$102,156,669	8,608	$136,170

1. For the six months ended April 30, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to April 30, 2001, for Class N shares.
2. For the year ended October 31, 2000, for Class A, B and C shares and for the period from May 1, 2000 (inception of offering) to October 31, 2000, for Class Y shares.

24 | OPPENHEIMER QUEST BALANCED VALUE FUND

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended April 30, 2001, were $1,523,386,739 and $1,044,999,905, respectively.

4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund, which provides for a fee of 0.85% of average annual net assets. The Fund’s management fee for the six months ended April 30, 2001, was an annualized rate of 0.85%, before any waiver by the Manager if applicable.

Sub-Advisor Fees. The Manager pays OpCap Advisors (the Sub-Advisor) a monthly fee based on the fee schedule set forth in the Prospectus. For the six months ended April 30, 2001, the Manager paid $3,124,119 to the Sub-Advisor.

Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. The Fund pays OFS an annual maintenance fee for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses.

Distribution and Service Plan Fees. Under its General Distributor’s Agreement with the Manager, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

	Aggregate	Class A	Commissions	Commissions	Commissions	Commissions
	Front-End	Front-End	on Class A	on Class B	on Class C	on Class N
	Sales Charges	Sales Charges	Shares	Shares	Shares	Shares
	on Class A	Retained by	Advanced by	Advanced by	Advanced by	Advanced by
Six Months Ended	Shares	Distributor	Distributor[1]	Distributor[1]	Distributor[1]	Distributor[1]

April 30, 2001	$3,578,594	$861,212	$627,980	$9,041,471	$981,819	$6,822

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

	Class A	Class B	Class C	Class N
	Contingent Deferred	Contingent Deferred	Contingent Deferred	Contingent Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Six Months Ended	Distributor	Distributor	Distributor	Distributor

April 30, 2001	$15,791	$1,009,539	$44,026	$—

The Fund has adopted Distribution and Service Plans for Class A, Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

25 | OPPENHEIMER QUEST BALANCED VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Fees and Other Transactions with Affiliates Continued

Class A Distribution and Service Plan Fees. Under the plan the Fund pays an asset-based sales charge to the Distributor at an annual rate of 0.15% of average annual net assets of Class A shares of the Fund (the Board of Trustees can set this rate up to 0.25%). Effective January 1, 2001, the asset-based sales charge rate for Class A shares was voluntarily reduced from 0.20% to 0.15% of average annual net assets representing Class A shares. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits compensation to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the six months ended April 30, 2001, payments under the Class A plan totaled $2,219,791 prior to Manager waiver if applicable, all of which were paid by the Distributor to recipients, and included $104,898 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

Class B, Class C and Class N Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the Distributor’s distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

     The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The Distributor retains the asset-based sales charge on Class N shares. The asset-based sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

     The Distributor’s actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

26 | OPPENHEIMER QUEST BALANCED VALUE FUND

Distribution fees paid to the Distributor for the six months ended April 30, 2001, were as follows:

			Distributor’s	Distributor’s
			Aggregate	Unreimbursed
			Unreimbursed	Expenses as %
	Total Payments	Amount Retained	Expenses	of Net Assets
	Under Plan	by Distributor	Under Plan	of Class

Class B Plan	$5,109,865	$4,189,432	$33,403,225	2.64%
Class C Plan	1,893,972	559,585	5,700,916	1.21
Class N Plan	66	—	2,386	0.34

5. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

     The Fund had no borrowings outstanding during the six months ended or at April 30, 2001.

27 | OPPENHEIMER QUEST BALANCED VALUE FUND

OPPENHEIMER QUEST BALANCED VALUE FUND

A Series of Oppenheimer Quest For Value Funds

Officers and Trustees	Bridget A. Macaskill, President and Chairman of the Board of Trustees
Paul Y. Clinton, Trustee
Thomas W. Courtney, Trustee
Robert G. Galli, Trustee
Lacy B. Herrmann, Trustee
Brian Wruble, Trustee
O. Leonard Darling, Vice President
Andrew J. Donohue, Secretary
Brian W. Wixted, Treasurer
Robert J. Bishop, Assistant Treasurer
Scott T. Farrar, Assistant Treasurer
Robert G. Zack, Assistant Secretary

Investment Advisor	OppenheimerFunds, Inc.

Sub-Advisor	OpCap Advisors

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OppenheimerFunds Services
Servicing Agent

Custodian of	Citibank, N.A.
Portfolio Securities

Independent Auditors	KPMG LLP

Legal Counsel	Mayer, Brown & Platt

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

©Copyright 2001 OppenheimerFunds, Inc. All rights reserved.

28 | OPPENHEIMER QUEST BALANCED VALUE FUND

INFORMATION AND SERVICES

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Telecommunications Device for the Deaf (TDD)
Mon–Fri 9am–6:30pm ET 1.800.843.4461

OppenheimerFunds Market Hotline
24 hours a day, timely and insightful messages on the economy and issues that may affect your investments
1.800.835.3104

Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270

eDocs Direct
Receive shareholder reports and prospectus notifications for your fund via email. Sign up at www.oppenheimerfunds.com

Ticker Symbols Class A: QVGIX Class B: QGRBX Class C: QGRCX Class Y: QGRYX

1. Automatic investment plans do not assure profit or protect against losses in declining markets.
2. At times this website may be inaccessible or its transaction feature may be unavailable.

RS0257.001.0401 June 29, 2001

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